MATHERS FUND, INC.
               100 Corporate North      Bannockburn, Illinois 60015
                    800-962-FUND        847-295-7400
                        mathersfund@earthlink.net



     DIRECTORS
           TYLER R. CAIN
           CHARLES G. FREUND
           JON P. HEDRICH
           ROBERT E. KOHNEN
           ANNE E. MORRISSY
           ROBERT J. REYNOLDS
           JACK O. VANCE
           HENRY G. VAN DER EB


     OFFICERS
           HENRY G. VAN DER EB, CFA
           Chairman

           ROBERT J. REYNOLDS, CFA
           President

           ANNE E. MORRISSY, CFA
           Executive Vice President and Secretary

           LAWRENCE A. KENYON, CPA
           Senior Vice President and Chief Financial Officer

           EDITH L. COOK
           Vice President and Treasurer

           HEIDI M. STUBNER
           Vice President

     Investment Adviser
           MATHERS AND COMPANY, INC.
           Bannockburn, Illinois

     Custodian
           STATE STREET BANK AND TRUST CO.
           Boston, Massachusetts

     Transfer Agent
           DST SYSTEMS, INC.
           Kansas City, Missouri

     Counsel
           SIDLEY & AUSTIN
           Chicago, Illinois

     Auditors
           ARTHUR ANDERSEN LLP
           Chicago, Illinois


This report is submitted for the information of shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.







(LOGO)


MATHERS
FUND




SEMI-ANNUAL
REPORT

1999



THE BUBBLE IN STOCKS: AN HISTORICAL PERSPECTIVE

CHART 1
[Contained here in paper format is a chart reflecting the Standard & Poors 500 stock index adjusted for inflation. The x-axis reflects the years from 1871 through 2000 and its Y-axis is on a logarithmic scale and extends from 15 to
250. The long-term least squares trend line from 1871 through June 1999 is also on the chart. The chart was prepared by The Bank Credit Analyst. A hard copy is available by calling Mathers Fund at 800-962-3863. The chart is a line chart with monthly data and shows the extreme overvaluation (measured as the divergence above the trend line) in the S&P 500 Index.

Also contained within the chart is a table of data as follows:

    S&P 500
1928 to 1999               Price/Book                Dividend Yield             P/E  Ratio
------------               ----------                --------------             ----------

Avg. of Five
  Major Bottoms                 0.9                          7.14               7.8

Long-term Average               1.9                          3.82               14.7

Avg. of Six
  Major Tops                    2.4                          2.94               20.2

Sept. 1929 Top                  3.6                          2.86               21.1

July '98 Top                    6.3                          1.35               30.0

Oct '98 Low                     5.1                          1.69               24.6

July '99 Top*                   7.5                          1.18               37.0


*Record Overvaluation]

CHART 2
[Contained here in paper format is a chart reflecting the Stock Market Capitalization as a Percentage of Nominal GDP. This chart was prepared for Mathers Fund by Topline Investment Graphics, Boulder CO. A hard copy is available by calling Mathers Fund at 800-962-3863. The line is the ratio of stock market capitalization divided by nominal GDP. The chart's x-axis represents years, from 1926 through 2000 and its y-axis shows percentage points, from 0 to 175. The average, since 1926, has been 51.5%. The high points (August 1929, 81.4%; November 1968, 77.8% and December 1972, 78.10%) were all followed by severe bear markets. The current value is a record high, 157.8%.

Three smaller charts appear in a box inset in the main chart. Each of these charts shows a parabolic price rise, a top and the following sharp decline. The first of the three charts reflects gold prices from Jan 1978 at about $150, through its peak in late 1979 at over $800, to its decline in February 1980 at about $470. The second of the three charts reflects the price of the Tokyo Nikkei stock index and begins in January 1985 at about 11,000 Yen, continues through its peak in November 1989 near 39,000 Yen to its year-end 1992 level of 15,000 Yen. The last of the three charts shows the Dow Jones Industrial Average from its 1925 level of 125, through the 1929 peak of around 375 to its year-end 1931 level of 80.]




------------------------------------------------------------------------

LETTER TO SHAREHOLDERS                               AUGUST 14, 1999
--------------------------------------------------------------------------

Last autumn, the U.S. Federal Reserve bailed out a teetering global economy, a collapsing U.S. stock market, and a prominent hedge fund, with three successive reductions in U.S. interest rates. The spreading financial crises were stopped, but the unintended consequence of the aggressive rate cuts was a quick return to stock mania psychology, a revitalized stock market bubble (Charts 1, 2 & 3), and rising residential real estate prices.

The rippling "wealth effect" from excessive stock and real estate valuations has overstimulated U.S. consumer spending and pushed the savings rate below zero. This has shifted the Fed's focus to an "inflation alert" with concerns over labor shortages, rising wages, commodity inflation, and slowing productivity.
As a result, the FOMC raised short-term interest rates on June 30th to prevent the inflation on Wall Street from moving to Main Street. Additional rate increases are expected unless potential inflation is quickly defused by an economic slowdown.

Mr. Greenspan is now center stage with the most difficult balancing act of his career. By gradually raising interest rates, he is attempting to gently deflate the largest stock market balloon in financial history in order to cool consumer spending, slow the economy and prevent inflationary pressures from building. Complicating this task is a burgeoning U.S. trade deficit, a weak dollar, and Y2K uncertainties. Only twice this century has a central bank tried to restrain stock market speculation that had become a national obsession. In both cases, the U.S. in '29 and Japan in '89, interest rates were raised, stocks topped and no one worried about inflation for a long time.

The S&P 500 topped out again in mid July at all-time record overvaluation levels, after posting a first half gain of 12.4%. At the peak, buyers paid an astounding $85 for $1 of S&P 500 dividends and $37 for $1 of overstated earnings versus 'bargains' of $35 and $21, respectively, at the September '29 pre-crash top (table on Chart 1). At the same time, the Internet stock frenzy induced buyers to pay a ludicrous $141 for $1 of NASDAQ earnings, making the $28 pre-'87 Crash figure look cheap (Chart 4).

Over the last few years, the unprecedented divergence between the S&P 500's earnings growth rate and other fundamentals has continued to widen. For example, during the 3 1/2 year period from 12-31-95 to 6-30-99 the S&P 500 has increased an amazing 7.3 times the percentage increase in reported earnings and 6.2 times faster than operating earnings. The compound annual increase in reported earnings for this 3 1/2 year period was 4.6% and 5.4% for operating earnings. During this period the annual growth rate in earnings has actually been decreasing. In fact, S&P 500 reported earnings for '98 declined 5.1% and operating earnings were flat.

Clearly, a price to earnings ratio of 37 times is a very high price to pay for mid-single digit earnings growth, even without dubious accounting practices which overstate and artificially smooth out quarterly earnings reports. Straight shooter Warren Buffett, in his March '99 annual letter to Berkshire Hathaway shareholders, presents a revealing analysis that bluntly criticizes corporate "earnings manipulation" techniques which are often "auditor blessed". SEC Chairman Arthur Levitt wants "earnings management" stopped, stating, "Too many corporate managers, auditors and analysts are participants in a game of winks and nods." Most major corporations play the cynical game of "beating" Wall Street's consensus quarterly earnings estimate by 1 cent and then watch CNBC hype the stock by ballyhooing the number as "better than expected", while downplaying the comparison with the prior year's comparable quarter.

At year-end '95, the yield on the 30 year U.S. Treasury bond was 6% vs. 6.1% now and the yields on 2, 5 and 10 year U.S. Treasury notes are also currently higher as well. Additionally, both stock dividend and earnings yields are at historic lows relative to bond yields. The 'New Era' rationale that the S&P 500 has zoomed up over the last 3 1/2 years due to strong earnings growth and declining interest rates is not supported by these facts.

Historically, rising interest rates have preceded more bear markets than any other factor and are now exerting significant pressure to narrow the record gap between stock prices and fundamental value. The S&P 500's 1.2% dividend yield and 2.7% earnings yield are no match for the Federal Reserve's tight money policy. Reflecting just the first 1/4% rate hike, stocks plunged $1.3 trillion in market value from July 16th to August 10th, compared to a total loss of $2.5 trillion during the entire global financial crises of '98. "Don't fight the Fed."

There are numerous analytical approaches which can be used to quantify the downside risk in today's stock market. The Federal Reserve's own internal stock market valuation model, which uses the S&P 500 consensus forward estimate of operating earnings divided by the 10 year U.S. Treasury note yield, put the S&P 500 at 50% overvalued on July 9th compared to 33% prior to the '87 Crash. Using regression to the long term means and medians, for the various data series shown in Charts 1, 2 & 5, gives an average downside projection of 64%, and a move to historical undervaluation, a loss of 76%.

At the moment, there is great complacency regarding the analogy between the Fed raising rates in August of '29 and the June '99 increase. However, in early July, after a gain of 1.62% for the first half, the Fund's portfolio was changed to primarily short term Treasury bills in order to assess the Fed's policy shift. The following is a 9-1-29 quote from the New York Times: "One of the most striking features of the present chapter in stock market history is the failure of the trading community to take seriously the portents which once threw Wall Street into a state of alarm." History tends to repeat when it is least expected.

/s/ HENRY VAN DER EB
Chairman


CHART 3
[Contained here in paper format prepared by H.D. Brous & Co. A hard copy is available by calling Mathers Fund at 800-962-3863. It is a bar chart reflecting the ratio of annual stock trading volume in dollars to the total dollar value of GDP from 1926 through (estimated) 1999. The average ratio for all of the years in the period is approximately 23%. The ratio peaked at approximately 140% in 1929, indicating a stock trading mania. The ratio has been climbing rapidly for the last 5 years and is now approximately 190%, exceeding any reading of this ratio for the past 63 years.]

CHART 4
[Contained here in paper format is a chart prepared by Investech Research. A hard copy is available by calling Mathers Fund at 800-962-3863. The chart is a line chart depicting the price/earnings ratio of the Nasdaq index of 4800 domestic stocks from 1985 through 7/9/99. The y-axis shows P/E levels from 15 to 145 and the x-axis shows the years from 1986 to 1988. The peak prior to the 1987 stock market crash was under 30. The line began a parabolic rise in 1995 (the start of the current stock market mania) and currently reads 141.3, an all time high.]

CHART 5
[Contained here in paper format is a table prepared by The Leuthold Group. The Table appears below:

                        BACK TO THE MEDIANS (1957 to Date)


                                                          Historical       Gain/Loss
S&P 500                                    Now              Median         From Here
--------                                   ---              ------         ---------

Normalized "Adjusted EPS" P/E                  33.4         17.3            -50
Non-Normalized Operating EPS P/E               29.3         15.9            -46
Return On Sales Norm EPS P/E                   33.3         15.9            -52
Dividend Yield                                  1.2%         3.4%           -64
Price To Book                                   5.7          2.0            -65
Price To Cash Flow                             18.6          8.8            -51
Price To Sales                                  2.2          0.8            -62


                                                                            Avg.-56%


Normalized "Adjusted EPS" P/E
Five year arithmetically averaged annual earnings looking six months ahead and 54 months back
(12/94 - 12/99) (1957 to date data).

Non-Normalized Operating EPS P/E
Based on estimated operating (not reported) earnings for the 12 months ending 12/99 (1957 to date data)

Return On Sales Norm EPS P/E
Based on five year arithmetically averaged return on sales, multiplied by estimated sales for the 12 months ending 6/30/97. (1955 to date data)]




SCHEDULE OF INVESTMENTS
June 30, 1999
(Unaudited)

----------------------------------------------------------------------


COMMON STOCKS


    Shares                                        Market Value


                  Fertilizer & Related Materials  0.7%
        31,900    Agrium Inc. ...................$    281,119
        24,000    IMC Gobal Inc. ................     423,000
                                                 ------------
                                                      704,119

                  Food  0.4%
        50,000    Chiquita Brands Int'l Inc. ....     450,000


                  Health Care  0.1%
        10,000    Omnicare Inc. .................     126,250


                  Paper & Forest Products  0.3%
         5,000    International Paper Co. .......     252,500


                  Retail - Drug Stores  0.2%
        10,000    Rite Aid Corp. ................     246,250


                  Telecommunications  6.3%
        65,000    AT&T Corp. ....................   3,627,812
        80,000    Qwest Communications Int'l * ..   2,645,000
                                                 ------------
                                                    6,272,812

                  Waste Management  0.3%
         5,000    Waste Management, Inc. * ...        268,750
                                               --------------

     Total Common Stocks (Cost $8,701,973) - 8.3%$  8,320,681



SHORT-TERM NOTES


       Par Value                                 Market Value


 $   3,454,000    State Street Bank Repurchase
                      Agreement, 4.00%, due 7-1-99 **
                      (Cost $3,454,000) - 3.4%..$    3,454,000
                                                --------------



U.S. TREASURIES


  $ 20,000,000    U.S. Treasury Notes, 5 1/2%
                     due 5-15-09 ...............$   19,556,250

    20,000,000    U.S. Treasury Notes, 5 1/4%
                     due 5-15-04................    19,662,500

    50,000,000    U.S. Treasury Bills
                     due 7-22-99 ...............    49,840,360
                                                --------------

 Total U.S. Treasuries
     (Amortized Cost $89,464,579) - 88.8%.......$   89,059,110
                                                --------------




 TOTAL INVESTMENTS (Cost $101,620,552)..........$  100,833,791


 OTHER ASSETS (Net)  - (0.5%) ..................      (539,194)


 TOTAL NET ASSETS - 100% .......................  $100,294,597
                                                  ============

* Non-Income Producing             ** Collateralized by a U.S. Treasury Bond




 BALANCE SHEET
 June 30, 1999
(Unaudited)


  ---------------------------------------------------------


ASSETS
INVESTMENTS AT MARKET VALUE

  Common Stocks (Cost $8,701,973).........  $     8,320,681
  U.S. Treasuries:
    Notes (Cost $39,624,219)..............       39,218,750
    Bills (Amortized Cost $49,840,360)....       49,840,360
  Repurchase Agreement (Cost $3,454,000)..        3,454,000
  TOTAL INVESTMENTS....................... $    100,833,791

CASH   ...................................              541

RECEIVABLES FOR

   Dividends and Accrued Interest.........          284,709
   Subscriptions to Capital Stock ........            5,903
                                          -------------------
   TOTAL RECEIVABLES......................$          290,612
                                             ----------------

TOTAL ASSETS.............................. $     101,124,944

LIABILITIES
PAYABLES FOR

  Investments Purchased................... $         647,800
  Redemptions of Capital Stock.............          108,715
  Accrued Expenses.........................           58,750
  Other                  ..................           15,082
                                                -----------------
TOTAL LIABILITIES .........................$         830,347
                                                  ---------------


CAPITAL
 Capital Stock, $1.00 par value;
      8,412,499 shares outstanding
      (100 million shares authorized)......$       8,412,499
  Paid-In Surplus..........................      131,084,812
  Accumulated Undistributed Net Investment
      Income...............................        2,198,947
  Accumulated Undistributed Net Realized
      Loss on Investments..................      (40,614,900)
  Net Unrealized Depreciation on Investments        (786,761)
TOTAL CAPITAL (NET ASSETS) ................$     100,294,597
TOTAL LIABILITIES AND CAPITAL..............$     101,124,944

  Net Asset Value (Capital) Per Share at
      June 30, 1999........................           $11.92
                                                      =======




STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 1999
(Unaudited)



INVESTMENT INCOME
INCOME
    Interest..............................$   2,513,986
    Dividends.............................       30,061
                                          -------------
    GROSS INCOME..........................$   2,544,047
                                          -------------

EXPENSES
    Management Fee........................$     356,097

    Transfer Agent........................       76,585

    Legal and Auditing...................        75,607

    Other.................................       41,505

    Custodian.............................       19,001

    Registration..........................       12,121

    Printing..............................       11,159

    Taxes.................................        4,102
                                          -------------
    TOTAL EXPENSES........................$     596,177
                                          -------------

NET INVESTMENT INCOME.....................$  1 ,947,870
                                          -------------


REALIZED AND UNREALIZED GAINS/(LOSSES) ON
INVESTMENTS AND SECURITIES SOLD SHORT:

Net Realized Gain on Investments Sold.....$   1,191,468

Net Realized Loss on Securities Sold Short     (57,112)

Net Change in Unrealized Appreciation on
    Investments and Securities Sold Short.   (1,403,934)

Net Realized and Unrealized Loss on
    Investments and Securities Sold Short.     (269,578)

Net Increase in Net Assets Resulting from
    Operations............................$    1,678,292
                                          ==============


The accompanying Notes to Financial Statements are an integral part of these statements.



STATEMENTS OF CHANGES IN NET ASSETS
(Unaudited)

                                                                                     June 30, 1999       Dec. 31, 1998
OPERATIONS
    Net Investment Income........................................................    $      1,947,870    $    5,579,805
    Net Realized Gain/(Loss) on Investments Sold ................................           1,191,468           (51,633)
    Net Realized Loss on Securities Sold Short...................................             (57,112)       (7,643,718)
    Net Change in Unrealized Appreciation .......................................          (1,403,934)       (4,390,362)
                                                                                     ----------------    --------------
      Net Increase/(Decrease) in Net Assets Resulting from Operations ...........           1,678,292        (6,505,908)
                                                                                      ----------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS, Dividends from Net Investment Income .............                   0       ( 5,529,990)
                                                                                     -----------------   ---------------
CAPITAL STOCK ISSUED AND REDEEMED
    Net Proceeds from Sales of Shares, 196,178 and 920,644 shares, respectively .           2,321,623        11,377,820
    Net Proceeds from Dividend Reinvestment Plan, 0 and 423,392 shares, respectively                0         4,966,387
    Cost of Shares Redeemed, 1,036,123 and 2,686,199 shares, respectively........         (12,252,903)      (34,164,539)
                                                                                       ---------------   ---------------
      Decrease in Net Assets Derived from Capital Stock Transactions, (839,945) and
           (1,342,163) shares, respectively......................................          (9,931,280)      (17,820,332)
                                                                                        --------------    --------------
      Net Decrease in Net Assets.................................................          (8,252,988)      (29,856,230)
TOTAL NET ASSETS
    Beginning of Period..........................................................         108,547,585       138,403,815
                                                                                         -------------   --------------
    End of Period (including undistributed net investment income of $2,198,947 and
      $251,081 respectively) ....................................................        $100,294,597      $108,547,585
                                                                                         ============      ============

The accompanying Notes to Financial Statements are an integral part of these statements.



NOTES TO FINANCIAL STATEMENTS
------------------------------------------------------------------------

1. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The investment objective is capital appreciation over the long term. The Fund may pursue its objective by investing in common stocks and other equity securities and by engaging in certain investment strategies designed to capitalize on potential declines in the prices of equity securities, such as short sales. The Fund may also invest all or any portion of its assets in fixed-income securities. The following is a summary of the significant accounting policies of the Fund:
    (a)The Fund intends to distribute all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue
       Code  applicable  to  regulated  investment  companies.   Therefore,  no
       provision has been made for Federal income taxes since the Fund has elected to be taxed as a regulated investment company. The Fund intends to utilize provisions of the Federal income tax laws which allow it to carry a realized capital loss forward to eight years following the year of the loss and offset such losses against any future realized gains. At December 31, 1998, the Fund had total capital loss carryforwards of $41,755,252, of which $11,658,398 expire on December 31, 2003,
       $22,226,886  expire  on  December  31,  2004,  and  $7,869,968  expire on
       December 31, 2006.
    (b)Common stocks traded on securities exchanges and stocks traded on the NASDAQ National Market are valued at the last sales price as of the close of the New York Stock Exchange on the day of valuation. Fixed income securities with a maturity of greater than 60 days are valued at the current bid price, and those of 60 days or less are carried at amortized cost which approximates market value. Financial futures are valued at the settlement price established each day by the exchange on which they are traded.
    (c)During the six months ended June 30, 1999, the Fund entered into S&P 500 index futures contracts to hedge against possible declines of its portfolio securities. Risks of entering into futures contracts include the possibility that changes in the value of the futures contract may not correlate with changes in the value of the portfolio securities being hedged. Upon entering into a futures contract, the Fund deposits with its custodian, in a segregated account, a U.S. Treasury Bill to cover margin requirements. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.
    (d)Realized gains or losses are determined on the specific identification method. Dividends associated with common stocks are recognized as income or expense on the ex-dividend date. Dividends to shareholders are recorded on the declaration date which coincides with the ex-dividend date.
    (e)The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could be different.

2. The Fund has an agreement dated May 1, 1988 with Mathers and Company, Inc., of which certain officers and directors of the Fund are officers, directors and shareholders, to serve as its investment adviser and manager. Under the agreement, the Fund pays an annual management fee of 0.75% of the first $200,000,000 of the Fund's average monthly net assets plus 0.625% of any excess over $200,000,000 but not exceeding $500,000,000, plus 0.50% of any excess over $500,000,000. The agreement also calls for Mathers and Company, Inc. to provide office facilities and bookkeeping services to the Fund. The adviser is required to reimburse the Fund to the extent expenses, other than taxes but including the management fee, in any year exceed the sum of 1 1/2% of the first $30,000,000 of the Fund's average monthly net assets plus 1% of average monthly net assets in excess of $30,000,000. An expense reimbursement of $41,301 was required in 1998.

3. Cost of U.S. Treasury obligations and of other investment securities purchased during the six months ended June 30, 1999, amounted to $95,149,923 and $76,808,848, respectively. Proceeds of U.S. Treasury obligations and other investment securities sold or matured during the six months were $109,540,047 and $71,944,408, respectively. The cost of investments is the same for financial statement and Federal income tax purposes. At June 30, 1999, gross unrealized appreciation on investments was $45,566 and gross unrealized depreciation on investments was $832,327.






  Comparative Long-Term Growth of a $1 Investment in Mathers Fund



                                                 Compound            6-30-99
                                               Annual Return       Value of
                                               From 8-19-65       $1 Invested
                                                To 6-30-99         8-19-65 *


MATHERS FUND.......................................11.40%           $38.76
Standard & Poor's 500..............................12.48             53.62
Value Line Composite................................7.62             12.02
Dow Jones Industrial Average.......................12.05             47.06
Long-Term U.S. Treasury Bonds.......................7.55             11.75

* Date of public offering
Income Dividends and Capital Gains Distributions Reinvested


                                             MATHERS FUND
                                             RANKED #1
                                            GROWTH FUND
                                            1 YEAR ENDED
                                              12-31-87
                                 Source: Lipper Analytical Services
                                  12-31-87 "Growth Fund" Category
                                       Consists of 236 Funds.


                                             MATHERS FUND
                                             RANKED #1
                                            GROWTH FUND
                                            1 YEAR ENDED
                                              6-30-88
                                 Source: Lipper Analytical Services
                                   6-30-88 "Growth Fund" Category
                                       Consists of 235 Funds.



                                             MATHERS FUND
                                             RANKED #1
                                            GROWTH FUND
                                            1 YEAR ENDED
                                              9-30-90
                                 Source: Lipper Analytical Services
                                   9-30-90 "Growth Fund" Category
                                       Consists of 257 Funds.







COMPOUND ANNUAL RETURNS*

                                     1 YR            5 YRS          10 YRS         34 YRS**
                                     ----            -----          ------         ------

MATHERS FUND                          (1.10)         (0.94)           2.82         11.40
Standard & Poor's 500                 22.77          27.87           18.78         12.48
Value Line Composite ***              (0.23)         13.55            8.77          7.62
Dow Jones Industrial Average          24.67          27.48           19.39         12.05
Long-Term U.S. Treasury Bonds         (0.97)         10.11            9.55          7.55


*   All periods ending 6-30-99
**  From date of public offering 8-19-65
*** Unweighted average of 1600 stocks







THE FUND'S DAILY PRICE AND ASSET MIX PERCENTAGES ARE AVAILABLE VIA RECORDED MESSAGE (AFTER 4:30 P.M. CENTRAL TIME) MONDAY THROUGH FRIDAY AT 800-962-FUND.

THE FUND'S PRICE CAN BE E-MAILED TO YOU DAILY. PLEASE PROVIDE YOUR E-MAIL ADDRESS BY CALLING 800-962-FUND OR VIA E-MAIL AT mathersfund@earthlink.net.

SHAREHOLDER ACCOUNT BALANCES MAY BE OBTAINED FROM THE FUND'S TRANSFER AGENT AT 800-235-7458 BETWEEN 8:00 A.M. AND 4:30 P.M. CENTRAL TIME.


The results shown reflect past performance and should not be considered representative of future performance. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results reflect income dividends and capital gains distributions reinvested.